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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2002


                               AVICI SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                     000-30865              02-0493372
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


            101 Billerica Avenue
    North Billerica, Massachusetts 01862                     01862
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (978) 964-2000

                         Exhibit Index Located on Page 2



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Item 4. Change in Registrant's Certifying Accountant.
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Effective July 1, 2002, Avici Systems Inc. (the "Company") dismissed its independent public accountants Arthur Andersen LLP ("Arthur Andersen") and engaged the services of Ernst & Young LLP ("E&Y") as its new independent certifying accountants effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Arthur Andersen and retain E&Y was approved by the Audit Committee of the Company's Board of Directors.

The Company and Andersen have not, in connection with the audit of the Company's financial statements for each of the prior two years ended December 31, 2001 and December 31, 2000 or for any subsequent interim period prior to and including July 1, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Andersen on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of accounting principles nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years of the Company ended December 31, 2001 and 2000.

The Company has provided Arthur Andersen with a copy of the foregoing disclosures and has requested that Arthur Andersen furnish us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of this letter, dated July 1, 2002, is filed as Exhibit 16.1 herewith.

The Company had no relationship with E&Y which was required to be reported pursuant to Item 304(a)(2) of Regulation S-K during the two fiscal periods ended December 31, 2001 and December 31, 2000, or the subsequent interim period prior to and including July 1, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Financial Statements of Business Acquired: None required.

     (b)  Pro Forma Financial Information: None required.

     (c)  Exhibits:
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         Exhibit No.   Description
         -----------   -----------
         16.1          Letter from Arthur Andersen LLP letter to the SEC
                       dated July 1, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AVICI SYSTEMS INC.

Date:  July 1, 2002              By:     /s/ Paul F. Brauneis
                                      -------------------------
                                         Paul F. Brauneis
                                         Chief Financial Officer, Senior Vice
                                         President of Finance and
                                         Administration and Principal
                                         Accounting Officer